UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2014

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23265	94-3267443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina		27615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Launch of Ruconest® in the United States

Today, Salix Pharmaceuticals, Ltd. (the “Company”) and Pharming Group NV announced the launch of Ruconest (C1 Esterase Inhibitor [Recombinant]) 50 IU/kg in the United States for the treatment of acute angioedema attacks in adult and adolescent patients with hereditary angioedema (“HAE”). Effectiveness in clinical studies was not established in HAE patients with laryngeal attacks. A copy of the joint press release is attached hereto as Exhibit 99.1.

Amendments to License Agreements with Dr. Falk Pharma GmbH (“Falk”)

On September 11, 2014, Salix Pharmaceuticals, Inc. (“Salix Inc.”) and Falk amended (1) the license agreement, dated July 15, 2002 (the “Mesalamine License Agreement”), pursuant to which Salix Inc. had acquired the rights to develop and market a granulated form of mesalamine, the active pharmaceutical ingredient in Apriso®, and (2) the license agreement, dated March 13, 2008 (the “Budesonide License Agreement”), pursuant to which Salix Inc. had acquired the rights to a family of budesonide products, including a budesonide rectal foam product. The amendments, which are attached hereto as Exhibits 10.1 and 10.2, expanded the territory covered by the Mesalamine License Agreement and the Budesonide License Agreement to include Canada, and permitted Salix Inc. to enter into certain distribution arrangements with Lupin Atlantis Holdings, S.A. in Canada.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Second Amendment to License Agreement (Mesalamine), dated September 11, 2014, between Salix Inc. and Falk.

10.2*	First Amendment to License Agreement (Budesonide), dated September 11, 2014, between Salix Inc. and Falk.

99.1	Joint press release, dated November 3, 2014.

*	The Company has requested confidential treatment with respect to portions of this exhibit. Those portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2014	SALIX PHARMACEUTICALS, LTD.

	By:	/s/ Timothy J. Creech
Timothy J. Creech
Senior Vice President, Finance and Administrative Services

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Second Amendment to License Agreement (Mesalamine), dated September 11, 2014, between Salix Inc. and Falk.

10.2*	First Amendment to License Agreement (Budesonide), dated September 11, 2014, between Salix Inc. and Falk.

99.1	Joint press release, dated November 3, 2014.

*	The Company has requested confidential treatment with respect to portions of this exhibit. Those portions have been omitted from the exhibit and filed separately with the U.S. Securities and Exchange Commission.